----------------------------------------------------------------------
                                                         ANNUAL REPORT

August 31, 1995

                Neuberger&Berman
                Equity Trust -SM-

Neuberger&Berman
       FOCUS TRUST

Neuberger&Berman
       GENESIS TRUST

Neuberger&Berman
       GUARDIAN TRUST

Neuberger&Berman
       MANHATTAN TRUST

Neuberger&Berman
       PARTNERS TRUST

TABLE OF CONTENTS

    THE TRUSTS

    CHAIRMAN'S LETTER             4

    PORTFOLIO MANAGER'S
    COMMENTARY
Focus Trust                       6
Genesis Trust                     8
Guardian Trust                   10
Manhattan Trust                  12
Partners Trust                   14

    GROWTH OF A DOLLAR
    CHARTS
      COMPARISON OF A
      $10,000 INVESTMENT
Focus Trust                      16
Genesis Trust                    17
Guardian Trust                   18
Manhattan Trust                  19
Partners Trust                   20

    FINANCIAL STATEMENTS         22

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                      31
Genesis Trust                    32
Guardian Trust                   33
Manhattan Trust                  34
Partners Trust                   35

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS/AUDITORS         38

    THE PORTFOLIOS

    SCHEDULE OF
    INVESTMENTS
      TOP TEN HOLDINGS
Focus Portfolio                  40
Genesis Portfolio                42
Guardian Portfolio               44
Manhattan Portfolio              47
Partners Portfolio               49

    FINANCIAL STATEMENTS         54

    FINANCIAL HIGHLIGHTS         64

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS/AUDITORS         67

    DIRECTORY                    69

    OFFICERS AND
    TRUSTEES                     70

CHAIRMAN'S LETTER                                               October 11, 1995

Dear Fellow Shareholder:
  Over the last six months, the strong performance of both the stock and bond markets more than compensated for the lackluster results of 1994, when stocks struggled to stay even and bonds had their worst year since 1926.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            S&P "500" INDEX*    MSCI EAFE (INTERNATIONAL)*   MERRILL LYNCH INDEX*
Sep-94                 -2.44%                        -3.15%                -2.045%
Oct-94                 -0.24%                         0.08%                -2.486%
Nov-94                 -3.88%                        -4.74%                -2.717%
Dec-94                 -2.45%                        -4.14%                -1.772%
Jan-95                  0.07%                        -7.82%                 0.447%
Feb-95                  3.98%                        -8.08%                 2.274%
Mar-95                  7.04%                        -2.35%                 3.942%
Apr-95                 10.19%                         1.32%                 5.637%
May-95                 14.60%                         0.12%                11.020%
Jun-95                 17.26%                        -1.65%                11.978%
Jul-95                 21.15%                         4.48%                11.196%
Aug-95                 21.45%                         0.50%                12.606%

             SOURCE: BLOOMBERG FINANCIAL SERVICES

  It now appears that the U.S. economy has reached the long-discussed "soft landing." The term "soft landing" is often used to describe an economy slowing sufficiently to keep inflation in check, but not stalling into a recession.
  While the market continues to reach new highs, some investors are tempted to try their hands at "market timing." It seldom works and shareholders are best served by simply focusing on their long-term objectives. We feel that through careful security selection, opportunities still exist for growth to occur. Internationally, we see good opportunities in markets such as Southeast Asia, and in certain Latin American countries.
  Long term, we believe the market holds opportunity for shareholders that have the discipline to demand value as well as strong growth. The performance of our Portfolios has been aided by several sectors including the Technology and Finance areas. We are now looking for value in the stocks of laggard groups such as Retail, Energy and Insurance.
  Please read the interviews with our portfolio managers and their discussion of their investment strategies over the past fiscal year ended August 31st. If you have any questions, please call us at 800-877-9700. As always, we remain committed to serving your investment needs.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

*The S&P "500" Index is an unmanaged index generally considered to be representative of U.S. stock market activity.

 The MSCI EAFE Index is an unmanaged index generally considered to be representative of international stock market activity.

 The Merrill Lynch 7-10 year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 7 to 10 years.

 Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust
KENT SIMONS AND LARRY MARX -- CO-PORTFOLIO MANAGERS

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A One of the major reasons for our overall success has been investors' passion for large-cap, cyclical companies, whose export earnings benefited from a weak dollar. The Portfolio was also positively influenced by lower interest rates and a surge in the Technology sector.

   As of August 31, our top five sectors were Financial Services (29.8%), Technology (19.4%), Media and Entertainment (15.0%), Heavy Industry (12.1%) and Health Care (8.2%).

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A One of our more recent purchases, Stone Container, has appreciated 9.3% from our original purchase price, through August 31, 1995. This growth occurred despite concerns over rapidly increasing paper prices. We view Stone Container, and the Paper industry in general, similar to the Technology area last fall.

   The general consensus for the Technology area at that time was that the industry's growth rate was slowing down. However, the attractive valuations of the stocks in our opinion more than offset any possible slow-down in potential earnings growth. Currently, we are witnessing a slowdown in the Paper industry, yet the industry stock valuations are still attractive. In Stone Container's case, the company is reducing leverage, re-purchasing stock, and product sales overseas remain strong, aided by a weak U.S. dollar.

----------------------------------------------------------------------
          Focus Trust (Cont'd)

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS NEGATIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A General Motors' ("GM") stock has lagged the markets as investors have become concerned with the outlook for overall car sales. We believe that: 1) the trend in car sales is extremely difficult to predict with any degree of accuracy and 2) that is not why we own GM anyway. The case for GM is that we feel the company is improving its North American Auto operations, and if the profitability of these changes reaches targeted levels, the overall earnings of GM will be substantially higher.

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT YOU HAVE BOUGHT DURING
        THIS PERIOD?

A       The  addition  of  Neiman-Marcus  Group  is  based  on   our
        experience with its controlling shareholder, Harcourt General. We believe that Harcourt's efforts to improve this high-end department store, which have been ongoing for several years, are now reaching fruition.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust
JUDITH VALE -- PORTFOLIO MANAGER

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A Throughout this reporting period, we continued to evaluate existing and prospective holdings according to their individual business characteristics and market fundamentals.

   With the potential threat of higher interest rates removed, investors were able to focus on the growth potential of stocks. Initially, the major beneficiary of this was the more liquid large-cap stocks. We were glad to see the emphasis finally shift to small-cap stocks. Since there had been a significant lag in performance among smaller-cap stocks, coupled with their low price-to-earnings ratios, we found a lot of small-cap stocks that we believe to be very undervalued and that had not participated in the earlier parts of the equity market's rally. At the end of this fiscal year we began to see an upturn in the small-cap markets. We are hopeful that this trend will carry forward through the end of 1995.

   The increased valuations of large-cap stocks, given the 1995 rally, simply make the argument for small-cap stocks more compelling. After all, "two innings do not make the game."

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A Small stock performance has been propelled in large part by the Technology and Financial sectors. The Portfolio has a number of positions in companies which use "applied technology." These companies typically piggyback off some of the explosive growth trends of Technology stocks, but apparently with less of the risk.

   For example, the Portfolio has a large position in a company called DH Technology, which is a manufacturer of highly specialized printers. The company receives little Wall Street research coverage, and the stock appears undervalued to us. DH Technology generates

----------------------------------------------------------------------
          Genesis Trust (Cont'd)

   a high return on assets, has a pristine balance sheet, and throws off a healthy cash flow. If you owned a business, you'd really like to own and run this one. The stock has performed well this year and is still very modestly priced relative to the growth and return characteristics of the printer business.

Q
        WHAT ARE SOME STOCKS THAT HAVE NEGATIVELY AFFECTED YOUR
        PORTFOLIO'S PERFORMANCE?

A The Portfolio's performance was negatively affected by its holding in Lilly Industries, a manufacturer of industrial coatings. The company experienced weakened demand trends and margin pressure due to raw material price pressures.

   Another company, Kellwood, saw its stock prices decline due to a continued decrease in demand for woven shirts, combined with a costly phase-out of an underperforming subsidiary. Unfortunately, these factors overshadowed otherwise healthy gains in other company divisions.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust
KENT SIMONS & LAWRENCE MARX III -- CO-PORTFOLIO MANAGERS

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A Two factors that influenced performance during this time were the decline in interest rates and the strengthening of corporate earnings. These conditions contributed to Guardian's strong performance over this reporting period. We believe, however, that our commitment to a value-oriented investment approach was the dominant contributor to our performance.

   We continue to purchase securities with lower price-to-earnings multiples than the stock market. Some industries are consistently measured on a price-to-cash-flow basis, like Cable, Media and Cellular, so we use that measure to determine value for those industries. However, other industries, including Automobiles, Paper, Finance and Technology, are mostly evaluated on a price-to-earnings basis. Overall, we are more instinctively drawn to buying what we believe is the best company in an industry that's out-of-favor rather than buying, say, the low multiple company in an industry that's in favor.

Q
        WHAT ARE SOME EXAMPLES OF STOCKS THAT HAVE POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A The Portfolio's largest concentration (14.0%) was in Technology stocks, an area that performed very well during the period. We were able to profit from the Technology surge by buying many of these stocks ahead of the crowd. An example of a Technology stock we purchased based on a low valuation was Texas Instruments. Texas Instruments has appreciated 94% during the twelve month period from September 1, 1994 to August 31, 1995. Although we have trimmed our position in this stock, we believe it still represents an attractive value based on its strong earnings.

----------------------------------------------------------------------
          Guardian Trust (Cont'd)

   Another stock that performed well for us was Xerox Corp. The company now sells a broad range of black & white and color copiers and duplicators. They have also introduced a line of digital products, including their DocuTech digital publishing system, which scans hard copy and converts it into a digital format directly on a networked personal computer. The company's overall sales growth was spurred by increased worldwide demand for their digital products and color copiers and printers.

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS NEGATIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A The stocks we own in the HMO division of the Health Care sector have not performed up to our expectations, although we believe the long-term outlook for this sector is bullish because rising health-care costs means the trend is away from traditional health insurance coverage and toward HMO's. Besides, the Government can't pass a law against getting older, or sick, so demand for health care services will always be there.

   An example of a stock we own in managed health care is Humana. Humana's share price declined in late June, along with other HMO stocks, as the Wall Street community projected lower-than-expected earnings for the industry and as Florida unveiled new Medicaid reimbursement rates. However, we are impressed by Humana's chief operating officer, who had the vision to reduce his company's exposure to the hospital business when he adeptly realized that new plans to set prices for specific groups of medical problems would be detrimental to future company profits. At Humana's current price ($18.25 as of August 31), we believe any positive trends in this industry are not reflected in the stock's price, representing a good long-term value opportunity.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust
MARK R. GOLDSTEIN -- PORTFOLIO MANAGER

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A During this period, we believe the patience and discipline we displayed throughout 1994 was rewarded. Specifically, because many of our Portfolio's holdings are sensitive to interest rates, we looked for any one of the following market changes:

    1) inflation fears to steady
    2) bond yields to fall
    3) slow-down of economic growth, or
    4) improved corporate earnings growth

   All four occurred and our returns have outpaced the market.

   Interest rates aside, the earnings growth of the companies we own remains the most important factor influencing the appreciation of securities. We continue to be committed to paying a reasonable price for the stocks we believe have growth potential. As an example, the type of stocks we buy represent companies that have had earnings growth in the 15% - 20% range, have had a high level of profitability, have generated excess cash flow, and have entrepreneurial managements that are owners of company stock and seem to have shareholder interest at heart.

Q
        WHAT ARE SOME EXAMPLES OF STOCKS THAT HAVE POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A Among the strongest industry groups in the Portfolio were Technology, Financial Services and Consumer Goods. An example of an excellent Technology stock in our Portfolio is Intel, one of the largest producers of microprocessors. Its stock has positively affected the Portfolio's performance, as strong demand for personal computers and greater processing capacity for the individual units improved the overall demand for microprocessors. The stock of one of

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

   our Financial Services holdings, CITICORP, has also continued to show growth as the company builds upon the strength of its global consumer franchise. Furthermore, the company announced a stock buyback in the second quarter of 1995, showing its renewed emphasis on enhancing shareholder value.

   In the consumer area, Luxottica has been an extremely strong holding. This low-cost producer of designer and non-designer eyeglass frames has experienced strong double digit growth in both the U.S. and international markets led by strong performance of the Giorgio Armani line of frames. The company's purchase of the Lenscrafters division of U.S. Shoe offers them a strong distribution arm in the U.S. and the opportunity to benefit in the retail markup of their product. General Nutrition Centers was another strong contributor to the Portfolio's positive performance. Demand for this company's vitamins and nutritional products has been quite robust. The company has also benefited from greater sales of its manufactured products through its own stores.

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS NEGATIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A For us, the worst performing group of stocks was in the HMO area. Concerns about declining pricing and higher than anticipated use of medical sources caused many of the stocks in this area to underperform. For example, U.S. Healthcare suffered increased competition from the local Blue Cross plan, which became more aggressive in going after market share.

   Overall, we have been pleased with the quality and returns of our holdings. Further, there is no shortage of buying opportunities, even in this somewhat lofty equity market. By investing in fast-growing companies with entrepreneurial management and pristine balance sheets, we hope to be able to continue to provide the shareholder with excellent long-term returns.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust
MICHAEL KASSEN AND ROBERT GENDELMAN -- CO-PORTFOLIO MANAGERS

Q
        WHAT FACTORS INFLUENCED YOUR PORTFOLIO'S PERFORMANCE OVER THE PAST FISCAL YEAR?

A The cautious optimism we showed for the equity markets coming into 1995 has been met by one of the greatest short-term rallies in stock market history. We, like other managers, have benefited from this run-up. This was accomplished, in part, from securities we purchased for the Portfolio over the last year. We have not been chasing the market, but rather watching some of the value selections we made in months past become recognized by the market.

Q
        WHAT ARE SOME EXAMPLES OF STOCKS THAT HAVE POSITIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A Two sectors of the market in particular led to our strong positive performance: Technology and Financial Services. While the Portfolio was not overweighted in Technology, we maintained a significant position in a number of excellent stocks. In the Financial Services sector, leading stocks included the following: Exel Ltd., a specialty property casualty underwriter based in Bermuda; First USA, a rapidly growing credit card issuer and processor; Countrywide Credit, a leading mortgage originator; and CITICORP, whose international positioning and growth prospects distinguish it, in our opinion, from the average bank. While Financial Services stocks have obviously benefited from the strong bond market, we continue to believe this is an area that offers many interesting and reasonably priced securities.

Q
        WHAT IS AN EXAMPLE OF A STOCK THAT HAS NEGATIVELY AFFECTED YOUR PORTFOLIO'S PERFORMANCE?

A An example of a stock which performed poorly during the past fiscal year was Royal Caribbean. We have owned Royal Caribbean since its public offering in 1993. We continue to like the fundamentals of the cruise ship industry in general and Royal Caribbean in

----------------------------------------------------------------------
          Partners Trust (Cont'd)

   particular. Nonetheless, earnings estimates have drifted down for Royal Caribbean in recent months, reflecting a somewhat more promotional industry pricing environment. We have taken advantage of the ensuing weakness in the stock to add to our positions and feel very good about the position over the next year or two.

Q
        WHAT  IS AN EXAMPLE  OF A STOCK THAT  YOU HAVE BOUGHT DURING
        THIS PERIOD?

A We initiated a position in Harley-Davidson within the last couple of months which is a stock we've owned in the past and sold and have now come back to. Even though we bought it at a price that is higher than we previously sold it at, we feel that it is a good value today. Why? Most importantly, their core business, motorcycles, is doing great. We've been told it's so hard to get a Harley, that if you were to place an order today, you'd probably have to wait six or eight months for one.

   So why is it a "value"? The problem is the motorcycle business is three quarters of the company's sales and about 98 percent of their earnings. They also own a business called Holiday Rambler, which is in the recreational vehicles business, which even in the best of times did not contribute very much to the bottom line. Analysts that follow Harley are preoccupied, for some reason, with the fortunes of this business, which hasn't done so well lately. And we honestly think if this business went away totally, the stock would be significantly higher because people could then devote their attention to what a really wonderful business the motorcycle business appears to be. You know, you have to say that very few businesses have their customers tattooing their company's name on their body. That's a sign of great loyalty.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Focus Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                                Focus Trust    S&P "500"
1 Year                              +27.44%    +21.42%
5 Year                              +19.19%    +15.13%
10 Year                             +15.09%    +15.17%

                                Focus Trust    S&P "500"
1985                                  10000      10000
1986                                  11685      13914
1987                                  15430      18734
1988                                  13102      15365
1989                                  17603      21390
1990                                  16947      20294
1991                                  19651      25771
1992                                  21971      27816
1993                                  28168      32043
1994                                  31992      33808
1995                                  40770      41051

   The performance information for Neuberger&Berman Focus Trust is as of August 31, 1995. Neuberger&Berman Focus Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Focus Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund and its predecessor. Neuberger&Berman Management Inc. voluntarily bears certain expenses of the Fund so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets, until December 31, 1995. Returns would have been lower had Neuberger&Berman Management Inc. not reimbursed these expenses.
   The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Trust. Prior to November 1, 1991, the investment policies of the predecessor of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Genesis Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                                Genesis Trust  Russell 2000
1 Year                                +19.51%       +20.83%
5 Year                                +17.35%       +19.01%
Life of Fund                          +12.61%       +12.91%

                                Genesis Trust  Russell 2000
1988                                    10000         10000
1989                                    13045         12113
1990                                    10236          9714
1991                                    13856         12749
1992                                    14562         13680
1993                                    18072         18130
1994                                    19061         19193
1995                                    22780         23191

   The performance information for Neuberger&Berman Genesis Trust is as of August 31, 1995. Neuberger&Berman Genesis Trust started operating on August 26, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 26, 1993, is for the Sister Fund and its predecessor which commenced operations on September 27, 1988. Neuberger&Berman Management Inc. voluntarily bears certain expenses of the Fund so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets, until December 31, 1995. Returns would have been lower had Neuberger&Berman Management Inc. not reimbursed these expenses.
*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. During the period May 1, 1995 through August 31, 1995, Neuberger&Berman Management Inc. waived a portion of its management fee for providing investment advisory and other services. Had Neuberger&Berman Management Inc. not waived these fees, total returns would have been less.
The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Guardian Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                                Guardian Trust    S&P "500"
1 Year                                 +24.01%    +21.42%
5 Year                                 +20.14%    +15.13%
10 Year                                +15.66%    +15.17%

                                Guardian Trust    S&P "500"
1985                                     10000      10000
1986                                     12908      13914
1987                                     16350      18734
1988                                     14602      15365
1989                                     19552      21390
1990                                     17110      20294
1991                                     22325      25771
1992                                     25425      27816
1993                                     31232      32043
1994                                     34535      33808
1995                                     42828      41051

   The performance information for Neuberger&Berman Guardian Trust is as of August 31, 1995. Neuberger&Berman Guardian Trust started operating on August 3, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Guardian Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 3, 1993, is for the Sister Fund and its predecessor. Neuberger&Berman Management Inc. voluntarily bears certain expenses of the Fund so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets, until December 31, 1995. Returns would have been lower had Neuberger&Berman Management Inc. not reimbursed these expenses.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Manhattan Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                                      Manhattan    S&P "500"
1 Year                                  +25.90%    +21.42%
5 Year                                  +17.11%    +15.13%
10 Year                                 +15.02%    +15.17%

                                Manhattan Trust    S&P "500"
1985                                      10000      10000
1986                                      13696      13914
1987                                      18401      18734
1988                                      14760      15365
1989                                      21020      21390
1990                                      18400      20294
1991                                      23215      25771
1992                                      24315      27816
1993                                      31047      32043
1994                                      32195      33808
1995                                      40535      41051

   The performance information for Neuberger&Berman Manhattan Trust is as of August 31, 1995. Neuberger&Berman Manhattan Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger& Berman Manhattan Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund and its predecessor. Neuberger&Berman Management Inc. voluntarily bears certain expenses of the Fund so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets, until December 31, 1995. Returns would have been lower had Neuberger& Berman Management Inc. not reimbursed these expenses.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Partners Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                               Partners Trust    S&P "500"
1 Year                                +21.52%    +21.42%
5 Year                                +16.06%    +15.13%
10 Year                               +14.44%    +15.17%

                               Partners Trust    S&P "500"
1985                                    10000      10000
1986                                    13396      13914
1987                                    16903      18734
1988                                    14909      15365
1989                                    19633      21390
1990                                    18294      20294
1991                                    21593      25771
1992                                    23428      27816
1993                                    30024      32043
1994                                    31707      33808
1995                                    38530      41051

   The performance information for Neuberger&Berman Partners Trust is as of August 31, 1995. Neuberger&Berman Partners Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Partners Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund and its predecessor. Neuberger&Berman Management Inc. voluntarily bears certain expenses of the Fund so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets, until December 31, 1995. Returns would have been lower had Neuberger&Berman Management Inc. not reimbursed these expenses.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                        FOCUS         GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                TRUST          TRUST
                                                    ----------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      14,427  $     30,625
      Deferred organization costs (Note A)                     29            29
      Receivable for Trust shares sold                         76            --
      Receivable from administrator -- net (Note
        B)                                                      7             2
                                                    ----------------------------
                                                           14,539        30,656
                                                    ----------------------------
LIABILITIES
      Payable for Trust shares redeemed                        49             3
      Payable to administrator -- net (Note B)                 --            --
      Accrued expenses                                         19            16
                                                    ----------------------------
                                                               68            19
                                                    ----------------------------
NET ASSETS at value                                 $      14,471  $     30,637
                                                    ----------------------------
NET ASSETS consist of:
      Par value                                     $           1  $          2
      Paid-in capital in excess of par value               12,717        25,084
      Accumulated undistributed net investment
        income                                                 25            --
      Accumulated net realized gains on investment            115           523
      Net unrealized appreciation in value of
        investment                                          1,613         5,028
                                                    ----------------------------
NET ASSETS at value                                 $      14,471  $     30,637
                                                    ----------------------------
SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         1,004         2,421
                                                    ----------------------------
NET ASSET VALUE, offering and redemption price per
share                                                      $14.41        $12.65
                                                    ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1995
----------------------------------------------------------------------
          Equity Trust

                                                      GUARDIAN       MANHATTAN      PARTNERS
                                                        TRUST          TRUST          TRUST
                                                    -------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $    679,569   $    35,492    $     61,245
      Deferred organization costs (Note A)                    28            29              29
      Receivable for Trust shares sold                     3,939            89             124
      Receivable from administrator -- net (Note
        B)                                                    --            --              --
                                                    -------------------------------------------
                                                         683,536        35,610          61,398
                                                    -------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                      221             5              39
      Payable to administrator -- net (Note B)               220             4               7
      Accrued expenses                                        29            20              18
                                                    -------------------------------------------
                                                             470            29              64
                                                    -------------------------------------------
NET ASSETS at value                                 $    683,066   $    35,581    $     61,334
                                                    -------------------------------------------
NET ASSETS consist of:
      Par value                                     $         49   $         3    $          5
      Paid-in capital in excess of par value             583,106        28,770          50,562
      Accumulated undistributed net investment
        income                                             1,392            --             241
      Accumulated net realized gains on investment         6,187           835           3,012
      Net unrealized appreciation in value of
        investment                                        92,332         5,973           7,514
                                                    -------------------------------------------
NET ASSETS at value                                 $    683,066   $    35,581    $     61,334
                                                    -------------------------------------------
SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       49,401         2,738           4,838
                                                    -------------------------------------------
NET ASSET VALUE, offering and redemption price per
share                                                     $13.83        $12.99          $12.68
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                       FOCUS       GENESIS
(000'S OMITTED)                                        TRUST        TRUST
                                                    ------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       76   $      260
                                                    ------------------------
    Expenses:
      Administration fee (Note B)                           19           88
      Amortization of deferred organization and
        initial offering expenses (Note A)                  10           10
      Auditing fees                                          5            5
      Custodian fees                                        10           10
      Legal fees                                             3            3
      Registration and filing fees                          26           25
      Shareholder reports                                   20           17
      Shareholder servicing agent fees                      17           17
      Trustees' fees and expenses                           --            1
      Miscellaneous                                          1            1
      Expenses from corresponding Portfolio (Note
        A)                                                  26          204
                                                    ------------------------
        Total expenses                                     137          381
      Deduct -- expenses reimbursed by
        administrator (Note B)                             (93 )        (69 )
                                                    ------------------------
        Total net expenses                                  44          312
                                                    ------------------------
        Net investment income (loss)                        32          (52 )
                                                    ------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
OPTION CONTRACTS WRITTEN FROM CORRESPONDING
PORTFOLIO (NOTE A)
    Net realized gain on investments                       110          482
    Net realized gain on option contracts written            1           --
    Change in net unrealized appreciation of
      investments                                        1,542        4,936
                                                    ------------------------
        Net gain on investments and option
          contracts written from corresponding
          Portfolio (Note A)                             1,653        5,418
                                                    ------------------------
        Net increase in net assets resulting from
          operations                                $    1,685   $    5,366
                                                    ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1995
----------------------------------------------------------------------
          Equity Trust

                                                     GUARDIAN        MANHATTAN         PARTNERS
                                                       TRUST           TRUST            TRUST
                                                    ---------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    6,341     $         222     $       566
                                                    ---------------------------------------------
    Expenses:
      Administration fee (Note B)                        1,131                86             130
      Amortization of deferred organization and
        initial offering expenses (Note A)                  10                10              10
      Auditing fees                                          5                10               5
      Custodian fees                                         9                10              10
      Legal fees                                             6                 3               3
      Registration and filing fees                          57                28              28
      Shareholder reports                                   99                20              24
      Shareholder servicing agent fees                      19                17              18
      Trustees' fees and expenses                            7                 1               1
      Miscellaneous                                          1                 1               1
      Expenses from corresponding Portfolio (Note
        A)                                               1,359               129             173
                                                    ---------------------------------------------
        Total expenses                                   2,703               315             403
      Deduct -- expenses reimbursed by
        administrator (Note B)                            (172 )             (87)           (102 )
                                                    ---------------------------------------------
        Total net expenses                               2,531               228             301
                                                    ---------------------------------------------
        Net investment income (loss)                     3,810                (6)            265
                                                    ---------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
OPTION CONTRACTS WRITTEN FROM CORRESPONDING
PORTFOLIO (NOTE A)
    Net realized gain on investments                     5,016               977           3,113
    Net realized gain on option contracts written            9                --              --
    Change in net unrealized appreciation of
      investments                                       88,893             5,693           7,316
                                                    ---------------------------------------------
        Net gain on investments and option
          contracts written from corresponding
          Portfolio (Note A)                            93,918             6,670          10,429
                                                    ---------------------------------------------
        Net increase in net assets resulting from
          operations                                $   97,728     $       6,664     $    10,694
                                                    ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                 FOCUS TRUST                GENESIS TRUST
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1995          1994          1995          1994
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)          $         32  $          4  $        (52) $         (2)
    Net realized gain (loss) on
      investments sold and option
      contracts written from
      corresponding Portfolio (Note A)             111            (3)          482           (13)
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)           1,542            71         4,936            92
                                          ------------------------------------------------------
    Net increase in net assets resulting
      from operations                            1,685            72         5,366            77
                                          ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          (11)           --            --            --
    Net realized gain on investments                --            --           (11)           --
                                          ------------------------------------------------------
    Total distributions to shareholders            (11)           --           (11)           --
                                          ------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   13,612         2,011        23,213         3,172
    Proceeds from reinvestment of
      dividends and distributions                   11             1            11            --
    Payments for shares redeemed                (2,413)         (517)       (1,029)         (187)
                                          ------------------------------------------------------
    Net increase from Trust share
      transactions                              11,210         1,495        22,195         2,985
                                          ------------------------------------------------------
NET INCREASE IN NET ASSETS                      12,884         1,567        27,550         3,062
NET ASSETS:
    Beginning of year                            1,587            20         3,087            25
                                          ------------------------------------------------------
    End of year                           $     14,471  $      1,587  $     30,637  $      3,087
                                          ------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $         25  $          4  $         --  $         (2)
                                          ------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         1,054           186         2,223           306
    Issued on reinvestment of dividends
      and distributions                              1            --             1            --
    Redeemed                                      (191)          (48)          (94)          (18)
                                          ------------------------------------------------------
    Net increase in shares outstanding             864           138         2,130           288
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                GUARDIAN TRUST             MANHATTAN TRUST              PARTNERS TRUST
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              1995          1994          1995          1994          1995          1994
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income (loss)          $      3,810  $        243  $         (6) $          9  $        265  $          9
    Net realized gain (loss) on
      investments sold and option
      contracts written from
      corresponding Portfolio (Note A)           5,025          (140)          977           (47)        3,113            33
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)          88,893         3,437         5,693           280         7,316           198
                                          ----------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                           97,728         3,540         6,664           242        10,694           240
                                          ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (2,568)          (93)          (17)           (1)          (32)           (1)
    Net realized gain on investments                --            (4)          (69)           --          (130)           (1)
                                          ----------------------------------------------------------------------------------
    Total distributions to shareholders         (2,568)          (97)          (86)           (1)         (162)           (2)
                                          ----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  628,123        79,636        24,099        12,650        52,448         5,570
    Proceeds from reinvestment of
      dividends and distributions                2,565            97            86             1           153             2
    Payments for shares redeemed              (118,547)       (7,741)       (7,260)         (846)       (6,512)       (1,135)
                                          ----------------------------------------------------------------------------------
    Net increase from Trust share
      transactions                             512,141        71,992        16,925        11,805        46,089         4,437
                                          ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                     607,301        75,435        23,503        12,046        56,621         4,675
NET ASSETS:
    Beginning of year                           75,765           330        12,078            32         4,713            38
                                          ----------------------------------------------------------------------------------
    End of year                           $    683,066  $     75,765  $     35,581  $     12,078  $     61,334  $      4,713
                                          ----------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $      1,392  $        150  $         --  $          8  $        241  $          8
                                          ----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        52,405         7,399         2,196         1,247         4,960           558
    Issued on reinvestment of dividends
      and distributions                            213             9             9            --            15            --
    Redeemed                                    (9,940)         (717)         (632)          (85)         (584)         (115)
                                          ----------------------------------------------------------------------------------
    Net increase in shares outstanding          42,678         6,691         1,573         1,162         4,391           443
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Trust
NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Trust ("Focus," formerly Neuberger& Berman Selected Sectors Trust), Neuberger&Berman Genesis Trust ("Genesis"), Neuberger&Berman Guardian Trust ("Guardian"), Neuberger&Berman Manhattan Trust ("Manhattan"), and Neuberger&Berman Partners Trust ("Partners") (collectively, the "Funds") are separate series of Neuberger&Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust changed the name of Neuberger&Berman Selected Sectors Trust to Neuberger&Berman Focus Trust, effective January 1, 1995. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
       Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (1.49%, 21.54%, 14.73%, 5.50%, and 3.77%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at August 31, 1995). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.
2) PORTFOLIO VALUATION: Investments in each Portfolio of Equity Managers Trust are valued by Equity Managers Trust as indicated in the notes following the Portfolios' schedule of investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent that each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by each Fund on a straight-line basis over a five-year period. At August 31, 1995, the unamortized balance of such expenses amounted to $29,219, $29,111, $28,473, $29,218, and $29,220, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
6) EXPENSE ALLOCATION: The Funds bear all costs of operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where another more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION AND DISTRIBUTION FEES AND OTHER TRANSACTIONS
       WITH AFFILIATES:
   Each Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of August 3, 1993. Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .40% of that Fund's average daily net assets and indirectly pays for investment management services through its investment in its corresponding Portfolio. (See Note B of Notes to Financial Statements of the Portfolios.) The Agreement provides that if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. The most restrictive expense limitation to which each Fund is currently subject is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of the state expense limitation was required for the year ended August 31, 1995.
   In addition, Management has voluntarily undertaken until December 31, 1995, to reimburse each Fund for its Operating Expenses which, in the aggregate, exceed by more than .10% the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. Prior to January 1, 1995, Management voluntarily reimbursed each Fund for its Operating Expenses which exceeded the expense ratio of that Sister Fund. For the year ended August 31, 1995, expenses (net of reimbursement) incurred by each Fund amounted to
 .96%, 1.42%, .90%, 1.06%, and .92%, of average daily net assets on an annualized basis for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and the sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management, which receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1995, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                            ADDITIONS   REDUCTIONS
-----------------------------------------------------------------------------------
FOCUS                                                       $12,398,735  $1,193,307

GENESIS                                                     23,072,624     927,662

GUARDIAN                                                    563,476,433 58,339,854

MANHATTAN                                                   21,749,982   5,023,036

PARTNERS                                                    49,548,689   3,811,487

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          PERIOD FROM
                                                                          AUGUST 30,
                                                     YEAR ENDED AUGUST      1993(2)
                                                            31,            TO AUGUST
                                                      1995       1994      31, 1993
                                                    ---------------------------------
Net Asset Value, Beginning of Year                  $  11.36   $  10.03   $ 10.00
                                                    ---------------------------------
Income From Investment Operations
    Net Investment Income                                .05        .05        --
    Net Gains or Losses on Securities (both
     realized and unrealized)                           3.05       1.31       .03
                                                    ---------------------------------
      Total From Investment Operations                  3.10       1.36       .03
                                                    ---------------------------------
Less Distributions
    Dividends (from net investment income)              (.05)      (.02)       --
    Distributions (from capital gains)                    --       (.01)       --
                                                    ---------------------------------
      Total Distributions                               (.05)      (.03)       --
                                                    ---------------------------------
Net Asset Value, End of Year                        $  14.41   $  11.36   $ 10.03
                                                    ---------------------------------
Total Return+                                         +27.44%    +13.58%    +0.30%(3)
                                                    ---------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $   14.5   $    1.6        --
                                                    ---------------------------------
    Ratio of Expenses to Average Net Assets(4)           .96%       .85%      .92%(5)
                                                    ---------------------------------
    Ratio of Net Income to Average Net Assets(4)         .67%       .92%      .05%(5)
                                                    ---------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                            PERIOD FROM
                                                                             AUGUST 26,
                                                                              1993(2)
                                                    YEAR ENDED AUGUST 31,    TO AUGUST
                                                      1995        1994        31, 1993
                                                    ------------------------------------
Net Asset Value, Beginning of Year                  $   10.59   $   10.05   $ 10.00
                                                    ------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                         (.01)       (.01)       --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.08         .56       .05
                                                    ------------------------------------
      Total From Investment Operations                   2.07         .55       .05
                                                    ------------------------------------
Less Distributions
    Distributions (from capital gains)                   (.01)       (.01)       --
                                                    ------------------------------------
Net Asset Value, End of Year                        $   12.65   $   10.59   $ 10.05
                                                    ------------------------------------
Total Return+                                          +19.51%      +5.47%    +0.50%(3)
                                                    ------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $    30.6   $     3.1        --
                                                    ------------------------------------
    Ratio of Expenses to Average Net Assets(4)           1.42%       1.36%     1.51%(5)
                                                    ------------------------------------
    Ratio of Net Income (Loss) to Average Net
     Assets(4)                                           (.24%)      (.21%)    (.44%)(5)
                                                    ------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          PERIOD FROM
                                                                           AUGUST 3,
                                                     YEAR ENDED AUGUST      1993(2)
                                                            31,            TO AUGUST
                                                      1995       1994      31, 1993
                                                    ---------------------------------
Net Asset Value, Beginning of Year                  $  11.27   $  10.27   $ 10.00
                                                    ---------------------------------
Income From Investment Operations
    Net Investment Income                                .13        .09        --
    Net Gains or Losses on Securities (both
     realized and unrealized)                           2.55        .99       .27
                                                    ---------------------------------
      Total From Investment Operations                  2.68       1.08       .27
                                                    ---------------------------------
Less Distributions
    Dividends (from net investment income)              (.12)      (.07)       --
    Distributions (from capital gains)                    --       (.01)       --
                                                    ---------------------------------
      Total Distributions                               (.12)      (.08)       --
                                                    ---------------------------------
Net Asset Value, End of Year                        $  13.83   $  11.27   $ 10.27
                                                    ---------------------------------
Total Return+                                         +24.01%    +10.57%    +2.70%(3)
                                                    ---------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $  683.1   $   75.8        --
                                                    ---------------------------------
    Ratio of Expenses to Average Net Assets(4)           .90%       .80%      .81%(5)
                                                    ---------------------------------
    Ratio of Net Income to Average Net Assets(4)        1.35%      1.50%     1.00%(5)
                                                    ---------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                           PERIOD FROM
                                                                           AUGUST 30,
                                                     YEAR ENDED AUGUST       1993(2)
                                                            31,             TO AUGUST
                                                      1995        1994      31, 1993
                                                    ----------------------------------
Net Asset Value, Beginning of Year                  $   10.37   $  10.01   $ 10.00
                                                    ----------------------------------
Income From Investment Operations
    Net Investment Income                                  --        .01        --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.67        .36       .01
                                                    ----------------------------------
      Total From Investment Operations                   2.67        .37       .01
                                                    ----------------------------------
Less Distributions
    Dividends (from net investment income)               (.01)      (.01)       --
    Distributions (from capital gains)                   (.04)        --        --
                                                    ----------------------------------
      Total Distributions                                (.05)      (.01)       --
                                                    ----------------------------------
Net Asset Value, End of Year                        $   12.99   $  10.37   $ 10.01
                                                    ----------------------------------
Total Return+                                          +25.90%     +3.70%    +0.10%(3)
                                                    ----------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $    35.6   $   12.1        --
                                                    ----------------------------------
    Ratio of Expenses to Average Net Assets(4)           1.06%       .96%     1.04%(5)
                                                    ----------------------------------
    Ratio of Net Income (Loss) to Average Net
     Assets(4)                                           (.03%)      .16%     5.48%(5)
                                                    ----------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                          PERIOD FROM
                                                                          AUGUST 30,
                                                     YEAR ENDED AUGUST      1993(2)
                                                            31,            TO AUGUST
                                                      1995       1994      31, 1993
                                                    ---------------------------------
Net Asset Value, Beginning of Year                  $  10.54   $  10.01   $ 10.00
                                                    ---------------------------------
Income From Investment Operations
    Net Investment Income                                .05        .03        --
    Net Gains or Losses on Securities (both
     realized and unrealized)                           2.19        .53       .01
                                                    ---------------------------------
      Total From Investment Operations                  2.24        .56       .01
                                                    ---------------------------------
Less Distributions
    Dividends (from net investment income)              (.02)      (.01)       --
    Distributions (from capital gains)                  (.08)      (.02)       --
                                                    ---------------------------------
      Total Distributions                               (.10)      (.03)       --
                                                    ---------------------------------
Net Asset Value, End of Year                        $  12.68   $  10.54   $ 10.01
                                                    ---------------------------------
Total Return+                                         +21.52%     +5.61%    +0.10%(3)
                                                    ---------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $   61.3   $    4.7        --
                                                    ---------------------------------
    Ratio of Expenses to Average Net Assets(4)           .92%       .81%      .84%(5)
                                                    ---------------------------------
    Ratio of Net Income to Average Net Assets(4)         .81%       .47%     2.65%(5)
                                                    ---------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Trust
1) Prior  to January  1, 1995,  its name  was Neuberger&Berman  Selected Sectors
   Trust.
2) The date investment operations commenced.
3) Not annualized.
4) After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements. Had the administrator not undertaken such action the annualized ratios to average daily net assets would have been:

                                                             PERIOD FROM
                                 YEAR ENDED AUGUST 31,     AUGUST 30, 1993
FOCUS                               1995        1994      TO AUGUST 31, 1993
                                       ---       -----            -----
Expenses                              2.50%       2.50%            2.50%
                                       ---       -----            -----
Net Investment Loss                   (.87%)      (.73%)          (1.53%)
                                       ---       -----            -----

                                                             PERIOD FROM
                                 YEAR ENDED AUGUST 31,      AUGUST 3, 1993
GUARDIAN                            1995        1994      TO AUGUST 31, 1993
                                       ---       -----            -----
Expenses                               .96%       1.52%            2.50%
                                       ---       -----            -----
Net Investment Income (Loss)          1.29%        .78%            (.69%)
                                       ---       -----            -----

                                                             PERIOD FROM
                                 YEAR ENDED AUGUST 31,     AUGUST 30, 1993
MANHATTAN                           1995        1994      TO AUGUST 31, 1993
                                       ---       -----            -----
Expenses                              1.46%       2.50%            2.50%
                                       ---       -----            -----
Net Investment Income (Loss)          (.43%)     (1.38%)           4.02%
                                       ---       -----            -----

                                                             PERIOD FROM
                                 YEAR ENDED AUGUST 31,     AUGUST 30, 1993
PARTNERS                            1995        1994      TO AUGUST 31, 1993
                                       ---       -----            -----
Expenses                              1.24%       2.50%            2.50%
                                       ---       -----            -----
Net Investment Income (Loss)           .49%      (1.22%)            .99%
                                       ---       -----            -----

   After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements and the waiver of a portion of the management fee as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                             PERIOD FROM
                                 YEAR ENDED AUGUST 31,     AUGUST 26, 1993
GENESIS                             1995        1994      TO AUGUST 31, 1993
                                       ---       -----            -----
Expenses                              1.78%       2.50%            2.50%
                                       ---       -----            -----
Net Investment Loss                   (.60%)     (1.35%)          (1.43%)
                                       ---       -----            -----

5) Annualized.
+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would be lower if Management had not reimbursed certain expenses. For Genesis Trust, total return would have been lower if Management had not waived a portion of the management fee.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman Manhattan Trust

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Manhattan Trust, as of August 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Manhattan Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Trust as of August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1995

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman Focus Trust
Shareholders of Neuberger&Berman Genesis Trust
Shareholders of Neuberger&Berman Guardian Trust and
Shareholders of Neuberger&Berman Partners Trust

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, and Neuberger&Berman Partners Trust, four of the series comprising Neuberger&Berman Equity Trust (the "Trust"), as of August 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Trust at August 31, 1995, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                            Ernst & Young L.L.P.

Boston, Massachusetts
September 29, 1995

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                     PERCENTAGE
 1.  CITICORP                                       3.4%
 2.  Chrysler Corp.                                 3.3%
 3.  Neiman-Marcus Group                            2.4%
 4.  Federal National Mortgage Association          2.4%
 5.  Foundation Health                              2.4%
 6.  Texas Instruments                              2.2%
 7.  Federal Home Loan Mortgage                     2.1%
 8.  Ford Motor                                     2.1%
 9.  Travelers Group                                2.0%
10.  Countrywide Credit Industries                  2.0%

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      -------------
COMMON STOCKS (98.1%)
AUTOMOTIVE (7.2%)
   600,000  Chrysler Corp.      $    32,325
   650,000  Ford Motor               19,906
   380,000  General Motors           17,860
                                -------------
                                     70,091
                                -------------
DEFENSE & AEROSPACE (0.7%)
   100,000  Boeing Co.                6,375
                                -------------
FINANCIAL SERVICES (29.8%)
   231,700  Allmerica Property
             & Casualty               5,590
   225,000  American
             International
             Group                   18,141
   300,000  Bank of Boston           13,200
   678,000  Capital One
             Financial               17,628
   495,000  CITICORP                 32,856
   875,000  Countrywide Credit
             Industries              19,250
   295,000  Dean Witter,
             Discover                15,045
   315,000  Federal Home Loan
             Mortgage                20,239
   248,000  Federal National
             Mortgage
             Association             23,653
   200,000  First Fidelity
             Bancorporation          13,075
   230,700  First USA                10,612

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      -------------
   220,000  Horace Mann
             Educators            $   6,242
   250,000  MBNA Corp.                8,875
   250,000  Merrill Lynch            14,406
   259,000  National Re               8,223
   340,000  Penncorp Financial
             Group                    7,735
   340,000  Signet Banking            8,883
   526,400  Sphere Drake
             Holdings                 8,949
   410,000  Travelers Group          19,680
    88,500  Wells Fargo              16,494
                                -------------
                                    288,776
                                -------------
HEALTH CARE (8.2%)
   705,000  FHP International        17,449  (2)
   680,000  Foundation Health        23,545  (2)
   525,000  Humana Inc.               9,581  (2)
   320,000  U.S. Healthcare          10,240
   250,000  United Healthcare        10,562
   272,800  Wellpoint Health
             Networks                 8,116  (2)
                                -------------
                                     79,493
                                -------------
HEAVY INDUSTRY (13.7%)
   150,000  Aluminum Co. of
             America                  8,569
   350,000  American Power
             Conversion               5,862  (2)
   233,600  American Standard         6,453  (2)
   200,000  Boise Cascade             8,575
   225,000  Caraustar
             Industries               4,880
   205,000  Cleveland-Cliffs          9,276
   500,000  Coltec Industries         7,500  (2)
   550,000  LTV Corp.                 8,594  (2)
   150,000  Mead Corp.                9,206
   300,000  Riverwood
             International            7,800
   785,000  Rollins Truck
             Leasing                  8,537
   675,000  Stone Container          14,681
   160,000  Temple-Inland             8,280
   176,500  Tenneco Inc.              8,560
   170,000  TNT Freightways           3,528
   175,000  Willamette
             Industries              12,031
                                -------------
                                    132,332
                                -------------
MEDIA & ENTERTAINMENT (15.0%)
   178,000  A.H. Belo                 6,252
   430,000  Bell Cablemedia
             ADR                      8,170  (2)

                                                                 August 31, 1995
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      -------------
   156,000  Capital Cities/ABC    $  17,940
   865,000  Comcast Corp.
             Class A Special         18,489
   160,000  Comcast UK Cable
             Partners Limited         2,510(2)
   325,000  Harcourt General         13,528
   400,000  International
             CableTel                10,800(2)
   450,000  Jones Intercable
             Inc. Class A             6,356
   120,000  King World
             Productions              4,560(2)
   200,000  Multimedia Inc.           8,500(2)
   275,000  Scandinavian
             Broadcasting
             System                   7,459
   350,000  Time Warner              14,744
   500,000  United
             International
             Holdings                 8,938(2)
   276,600  Vodafone Group ADR       11,583
   100,000  Walt Disney               5,613
                                -------------
                                    145,442
                                -------------
RETAIL (2.4%)
 1,577,800  Neiman-Marcus
             Group                   23,667
                                -------------
TECHNOLOGY (19.4%)
   275,000  Airtouch
             Communications           8,938  (2)
    85,000  Applied Materials         8,840  (2,3)
   173,200  Arrow Electronics         9,396  (2)
   173,000  Avnet, Inc.               8,910
   300,000  Compaq Computer          14,325  (2)
   225,000  Digital Equipment         9,394  (2)
   150,000  EchoStar
             Communications           2,400  (2)
   100,000  Integrated Device
             Technology               5,763
   270,000  Intel Corp.              16,571
   230,000  Micron Technology        17,681
   465,000  National
             Semiconductor           13,136  (2)
   200,000  Palmer Wireless           4,600  (2)
   156,400  Philips
             Electronics              7,038
   625,000  PriCellular Corp.         7,891  (2)
   200,000  QUALCOMM Inc.             9,750  (2)

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      -------------
   175,000  Rockwell
             International        $   7,831
   225,000  Seagate Technology        9,956(2)
   250,000  Tele-
             Communications
             International            3,906(2)
   286,000  Texas Instruments        21,414
                                -------------
                                    187,740
                                -------------
UTILITIES (1.7%)
   290,000  AT&T Corp.               16,385
                                -------------
            TOTAL COMMON
             STOCKS (COST
             $640,701)              950,301
                                -------------

Principal
  Amount
----------
CONVERTIBLE BONDS (0.1%)
$1,000,000  Scandinavian
             Broadcasting
             System SA, Cv.
             Sub. Deb., 7.25%,
             due 8/1/05 (COST
             $1,000)                  1,087
                                -------------
U.S. TREASURY SECURITIES (3.1%)
$31,010,000 U.S. Treasury
             Bills, 5.33% -
             5.61%, due
             9/21/95 - 2/8/96
              (COST $30,464)         30,471
                                -------------
SHORT-TERM CORPORATE NOTES (0.2%)
$2,300,000  General Electric
             Capital Corp.,
             5.60%, due 9/1/95
             (COST $2,300)            2,300  (4)
                                -------------
            TOTAL INVESTMENTS
             (101.5%) (COST
             $674,465)              984,159  (5)
            Liabilities, less
             cash, receivables
             and other assets
             [(1.5%)]               (14,986  )
                                -------------
            TOTAL NET ASSETS
             (100.0%)           $   969,173
                                -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                     PERCENTAGE
 1.  BMC Industries                                 4.8%
 2.  Texas Industries                               3.8%
 3.  DH Technology                                  3.5%
 4.  Alumax Inc.                                    3.2%
 5.  Coho Energy                                    2.7%
 6.  Pioneer Standard Electronics                   2.7%
 7.  W.H. Brady                                     2.5%
 8.  Reynolds & Reynolds                            2.5%
 9.  Offshore Logistics                             2.4%
10.  Houghton Mifflin                               2.1%

                                    Market
                                   Value(1)
 Number                             (000's
of Shares                          omitted)
---------                        -------------
COMMON STOCKS (99.9%)
AGRICULTURE (0.9%)
   38,500  Delta & Pine Land     $     1,271
                                 -------------
AUTOMOTIVE (3.4%)
   47,700  Donaldson Co.               1,210
   67,800  Monaco Coach                  915  (2)
  160,000  TBC Corp.                   1,520  (2)
   65,000  Thor Industries             1,178
                                 -------------
                                       4,823
                                 -------------
BANKING & FINANCE (4.7%)
   63,000  Charter One
            Financial                  1,898
   60,000  First Commerce              1,935
   45,250  Mark Twain
            Bancshares                 1,584
   42,777  ONBANCorp, Inc.             1,224
                                 -------------
                                       6,641
                                 -------------
BUILDING, CONSTRUCTION &
FURNISHINGS (5.0%)
   50,000  Oakwood Homes               1,600
  110,000  Texas Industries            5,431
                                 -------------
                                       7,031
                                 -------------

                                    Market
                                   Value(1)
 Number                             (000's
of Shares                          omitted)
---------                        -------------
CHEMICALS (3.2%)
   85,000  Lawter International  $       999
  182,000  Lilly Industries            2,207
   85,400  McWhorter
            Technologies               1,270  (2)
                                 -------------
                                       4,476
                                 -------------
CONSUMER PRODUCTS & SERVICES (3.6%)
   92,000  Alltrista Corp.             1,840  (2)
  253,600  Prime Hospitality           2,726  (2)
   24,000  Richfood Holdings             581
                                 -------------
                                       5,147
                                 -------------
DIAGNOSTIC EQUIPMENT (0.6%)
   75,700  ADAC Laboratories             871
                                 -------------
DIVERSIFIED (2.9%)
   16,000  Marcus Corp.                  504
   53,500  Pentair, Inc.               2,434
   65,200  Raven Industries            1,239
                                 -------------
                                       4,177
                                 -------------
ELECTRONICS (12.6%)
  184,200  BMC Industries              6,815
   77,200  Dallas Semiconductor        1,834
  108,000  Megatest Corp.              2,606  (2)
   23,000  Oak Industries                681  (2)
   22,500  Orbit Semiconductor           436  (2)
  150,000  Pioneer Standard
            Electronics                3,863
   52,000  SCI Systems                 1,612  (2)
                                 -------------
                                      17,847
                                 -------------
ENERGY (8.3%)
  188,000  Aquila Gas Pipeline         1,809
  800,000  Coho Energy                 3,900  (2)
  134,200  Cross Timbers Oil           1,963
  247,000  Offshore Logistics          3,396  (2)
   56,000  Zeigler Coal Holding          707
                                 -------------
                                      11,775
                                 -------------
ENTERTAINMENT (2.0%)
  115,000  Bally Entertainment         1,394  (2)
   60,300  Casino Data Systems         1,508
                                 -------------
                                       2,902
                                 -------------

                                                                 August 31, 1995
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                    Market
                                   Value(1)
 Number                             (000's
of Shares                          omitted)
---------                        -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS & SERVICES (21.2%)
  105,000  Alamo Group           $     1,877
  125,000  AMTROL, Inc.                2,094
   42,100  Dionex Corp.                2,137  (2)
   72,100  Holophane Corp.             1,983  (2)
   33,200  Juno Lighting                 583
   47,000  Kaydon Corp.                1,434
   40,000  Libbey Inc.                   910
  127,400  Material Sciences           2,452  (2)
  127,800  NN Ball & Roller            2,428
  109,000  Reynolds & Reynolds         3,502
   28,000  Roper Industries              952
   72,900  U.S. Can                      929  (2)
   49,100  W.H. Brady                  3,584
   45,600  Watts Industries            1,129
   55,000  Wolverine Tube              2,145  (2)
  145,750  Woodhead Industries         2,059
                                 -------------
                                      30,198
                                 -------------
INSURANCE (5.4%)
   66,000  American Heritage
            Life                       1,328
  120,000  Gryphon Holdings            1,740  (2)
   46,000  Guaranty National             811
  150,200  Mid-South Insurance         2,103
   40,000  Orion Capital               1,680
                                 -------------
                                       7,662
                                 -------------
MACHINERY & EQUIPMENT (1.6%)
   39,600  Allied Products               856
   48,300  Graco Inc.                  1,479
                                 -------------
                                       2,335
                                 -------------
METALS (7.4%)
  135,000  Alumax Inc.                 4,607  (2)
   29,900  Cleveland-Cliffs            1,353
   92,800  Commonwealth
            Aluminum                   2,250
  128,500  Kentucky Electric
            Steel                      1,269  (2)
  105,000  Steel of West
            Virginia                     971  (2)
                                 -------------
                                      10,450
                                 -------------
MINING (0.5%)
   40,000  INDRESCO Inc.                 670  (2)
                                 -------------

                                    Market
                                   Value(1)
 Number                             (000's
of Shares                          omitted)
---------                        -------------
OFFICE EQUIPMENT (3.5%)
  174,400  DH Technology         $     5,014  (2)
                                 -------------
PUBLISHING & BROADCASTING
(5.7%)
   86,000  Central Newspapers          2,440
   60,000  Houghton Mifflin            2,933
   65,000  McClatchy Newspapers        1,454
   26,250  Pulitzer Publishing         1,273
                                 -------------
                                       8,100
                                 -------------
RETAILING (1.8%)
  135,000  Carr-Gottstein Foods          894  (2)
   59,500  Schultz Sav-O Stores        1,733
                                 -------------
                                       2,627
                                 -------------
TEXTILES & APPAREL (1.8%)
   51,050  Kellwood Co.                1,072
   33,000  St. John Knits              1,460
                                 -------------
                                       2,532
                                 -------------
TRANSPORTATION, SHIPPING &
FREIGHT (3.8%)
   52,250  Air Express
            International              1,189
  120,000  Harmon Industries           2,385
  233,600  Maritrans Inc.              1,372
   24,300  TNT Freightways               504
                                 -------------
                                       5,450
                                 -------------
           TOTAL COMMON STOCKS
            (COST $108,413)          141,999
                                 -------------
           TOTAL INVESTMENTS
            (99.9%) (COST
            $108,413)                141,999  (5)
           Cash, receivables
            and other assets,
            less liabilities
            (0.1%)                       161
                                 -------------
           TOTAL NET ASSETS
            (100.0%)             $   142,160
                                 -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                     PERCENTAGE
 1.  CITICORP                                       2.3%
 2.  Texas Instruments                              2.2%
 3.  Chrysler Corp.                                 2.1%
 4.  Micron Technology                              1.8%
 5.  Federal National Mortgage Association          1.8%
 6.  Foundation Health                              1.7%
 7.  AT&T Corp.                                     1.6%
 8.  Capital Cities/ABC                             1.5%
 9.  Comcast Corp. Class A Special                  1.4%
10.  Intel Corp.                                    1.3%

                                   Market
                                  Value(1)
  Number                           (000's
 of Shares                        omitted)
-----------                     ------------
COMMON STOCKS (85.5%)
AEROSPACE (0.6%)
    400,000  Boeing Co.         $    25,500
                                ------------
AUTOMOTIVE (4.1%)
  1,800,000  Chrysler Corp.          96,975
  1,446,000  Ford Motor              44,284
    992,000  General Motors          46,624
                                ------------
                                    187,883
                                ------------
BANKING (6.2%)
    982,600  Bank of Boston          43,235
  1,600,000  CITICORP               106,200
    680,000  First Fidelity
              Bancorporation         44,455
    252,000  First Tennessee
              National               13,356
    880,000  Signet Banking          22,990
    307,000  Wells Fargo             57,217
                                ------------
                                    287,453
                                ------------
CONSUMER GOODS & SERVICES
(3.6%)
    213,300  Anheuser Busch          12,185
  1,082,200  Fruit of the Loom       25,432 (2)
    590,000  Kellwood Co.            12,390
    437,500  Mattel Inc.             12,687
    318,000  Nike, Inc.              29,455
  2,205,600  Owens-Illinois          30,051 (2)
  1,000,000  PepsiCo, Inc.           45,250
                                ------------
                                    167,450
                                ------------

                                   Market
                                  Value(1)
  Number                           (000's
 of Shares                        omitted)
-----------                     ------------
DRUGS (2.2%)
    430,000  Johnson & Johnson  $    29,670
    496,000  Pfizer, Inc.            24,490
    470,000  Schering-Plough         21,914
    500,000  Zeneca Group ADR        25,875
                                ------------
                                    101,949
                                ------------
FINANCIAL SERVICES (11.2%)
    212,241  Alleghany Corp.         35,922 (2)
  1,409,000  Capital One
              Financial              36,634
  2,292,800  Countrywide
              Credit
              Industries             50,441
    849,600  Dean Witter,
              Discover               43,329
    700,000  Federal Home Loan
              Mortgage               44,975
    880,000  Federal National
              Mortgage
              Association            83,930
    979,800  First USA               45,071
  1,100,500  MBNA Corp.              39,068
    835,000  Merrill Lynch           48,117
    652,300  MGIC Investment         36,529
    400,000  Reuters Holdings
              ADR                    20,950
    510,000  Security Capital
              Industrial Trust        8,160
  1,040,000  Spieker
              Properties             22,360
                                ------------
                                    515,486
                                ------------
FOREST PRODUCTS & PAPER (6.2%)
    390,000  Caraustar
              Industries              8,458
    550,000  Georgia-Pacific         49,500
    503,700  Mead Corp.              30,914
    676,300  Rayonier Inc.           25,953
    315,000  Riverwood
              International           8,190
  2,200,000  Stone Container         47,850
    825,000  Temple-Inland           42,694
    400,000  Union Camp              22,750
    737,000  Willamette
              Industries             50,669
                                ------------
                                    286,978
                                ------------
HEALTH CARE (4.6%)
  2,230,000  Foundation Health       77,213 (2)
  2,515,000  Humana Inc.             45,899 (2)
  1,175,000  U.S. Healthcare         37,600

                                                                 August 31, 1995
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                   Market
                                  Value(1)
  Number                           (000's
 of Shares                        omitted)
-----------                     ------------
    600,000  United Healthcare   $   25,350
    849,000  Wellpoint Health
              Networks               25,258(2)
                                ------------
                                    211,320
                                ------------
HEAVY INDUSTRY (3.3%)
     40,000  Asea AB ADR              3,535
     11,830  Asea Brown Boveri
              (Ordinary
              Shares)                12,478
  2,765,000  Coltec Industries       41,475 (2)
    700,000  Rockwell
              International          31,325
    872,600  Tenneco Inc.            42,321
    450,000  Varity Corp.            20,475 (2)
                                ------------
                                    151,609
                                ------------
INDUSTRIAL GOODS & SERVICES
(1.9%)
  1,250,200  American Standard       34,537 (2)
    629,100  Eaton Corp.             34,050
    515,000  Goodyear Tire &
              Rubber                 20,600
                                ------------
                                     89,187
                                ------------
INSURANCE (4.6%)
    520,000  American
              International
              Group                  41,925
    292,500  Chubb Corp.             26,690
    930,900  FHP International       23,040 (2)
    233,000  General Re              34,630
    763,000  National Re             24,225
    263,500  Transatlantic
              Holdings               18,445
    880,000  Travelers Group         42,240
                                ------------
                                    211,195
                                ------------
MEDIA & ENTERTAINMENT (8.2%)
    870,000  A.H. Belo               30,559
    608,500  Capital
              Cities/ABC             69,977
    100,000  Comcast Corp.
              Class A                 2,125
  3,000,000  Comcast Corp.
              Class A Special        64,125
    400,000  Gannett Co.             21,400
    173,400  Gaylord
              Entertainment           4,812
    820,000  Harcourt General        34,132
    563,400  Jones Intercable
              Inc. Class A            7,958 (2)
    194,800  Omnicom Group           12,224

                                   Market
                                  Value(1)
  Number                           (000's
 of Shares                        omitted)
-----------                     ------------
    401,700  R.R. Donnelley      $   15,265
  1,050,000  Time Warner             44,231
    750,000  Times Mirror            22,969
    682,000  United
              International
              Holdings               12,191(2)
    900,000  Vodafone Group
              ADR                    37,687
                                ------------
                                    379,655
                                ------------
MISCELLANEOUS (1.0%)
    935,000  Cyprus Amax
              Minerals               26,180
     60,200  Fleetwood
              Enterprises             1,181
    360,000  Minnesota Mining
              & Manufacturing        19,665
                                ------------
                                     47,026
                                ------------
OIL & GAS (5.6%)
    258,008  British Petroleum
              ADS                    23,253
    219,200  Coastal Corp.            7,179
    491,000  Kerr-McGee              27,005
    360,000  MAPCO Inc.              19,215
    750,500  Norsk Hydro ADS         31,709
  1,100,000  Parker & Parsley
              Petroleum              23,512
    832,900  Seagull Energy          16,762 (2)
  1,500,000  Unocal Corp.            43,687
    950,000  Vastar Resources        29,688
    600,000  Western Atlas           27,225 (2)
    565,500  Zeigler Coal
              Holding                 7,139
                                ------------
                                    256,374
                                ------------
RETAIL (2.0%)
  1,465,000  Fingerhut Cos.          22,891
    470,000  Gap Inc.                15,099
     29,400  Limited, Inc.              544
    510,000  May Department
              Stores                 21,611
  1,252,700  Toys "R" Us             32,570 (2)
                                ------------
                                     92,715
                                ------------
STEEL (0.8%)
    553,100  AK Steel Holding        17,630 (2)
    600,000  USX-U.S. Steel          19,650
                                ------------
                                     37,280
                                ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1995

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                   Market
                                  Value(1)
  Number                           (000's
 of Shares                        omitted)
-----------                     ------------
TECHNOLOGY (14.0%)
    465,000  Applied Materials  $    48,360 (2,3)
    700,000  Arrow Electronics       37,975 (2)
    460,000  Avnet, Inc.             23,690
    250,000  Bay Networks            11,875 (2)
  1,075,000  Compaq Computer         51,331 (2)
  1,150,000  Digital Equipment       48,013 (2)
    107,000  Hewlett-Packard          8,560
    950,000  Intel Corp.             58,306
  1,100,000  Micron Technology       84,563
  1,719,900  National
              Semiconductor          48,587 (2)
    675,000  Perkin-Elmer            23,034
    900,000  Philips
              Electronics            40,500
  1,100,000  Sequent Computer
              Systems                25,988 (2)
    788,500  Stratus Computer        22,078 (2)
  1,360,000  Texas Instruments      101,830
    100,000  Xerox Corp.             12,075 (3)
                                ------------
                                    646,765
                                ------------
TELECOMMUNICATIONS (0.8%)
  1,100,000  Airtouch
              Communications         35,750 (2)
                                ------------
TELEPHONE UTILITIES (1.6%)
  1,340,000  AT&T Corp.              75,710
                                ------------
TRANSPORTATION (3.0%)
    800,000  Canadian Pacific        13,500
     63,400  Conrail Inc.             4,264
    524,700  Consolidated
              Freightways            13,576
    490,000  CSX Corp.               40,425
    328,000  Delta Air Lines         24,395 (3)
    650,000  Union Pacific           42,575
                                ------------
                                    138,735
                                ------------
             TOTAL COMMON
              STOCKS (COST
              $2,807,276)         3,946,020
                                ------------
PREFERRED STOCKS (0.5%)
    250,000  FHP
              International,
              5%                      6,094
    250,000  Philippine Long
              Distance Cv.,
              7%, GDS                14,500
                                ------------
             TOTAL PREFERRED
              STOCKS (COST
              $18,149)               20,594
                                ------------

                                   Market
                                  Value(1)
 Principal                         (000's
  Amount                          omitted)
-----------                     ------------
CONVERTIBLE BONDS (0.9%)
$ 8,750,000  AMR Corp., Cv.
              Deb., 6.125%,
              due 11/1/24       $     8,816
  7,840,000  IntelCom Group,
              Cv. Sub. Notes,
              8.00%, due
              9/17/98                 6,795 (6)
 15,000,000  International
              CableTel Inc.,
              Cv. Sub. Notes,
              7.25%, due
              4/15/05                17,250
  5,649,000  Time Warner, Sub.
              Cv. Deb., 8.75%,
              due 1/10/15             5,868
                                ------------
             TOTAL CONVERTIBLE
              BONDS (COST
              $35,871)               38,729
                                ------------
U.S. TREASURY SECURITIES
(15.8%)
$725,210,000 U.S. Treasury
              Bills, 5.25% -
              5.72%, due
              9/7/95 - 2/22/96      713,171
 15,000,000  U.S. Treasury
              Notes, 8.00%,
              due 5/15/01            16,331
                                ------------
             TOTAL U.S.
              TREASURY
              SECURITIES (COST
              $727,889)             729,502
                                ------------
SHORT-TERM CORPORATE NOTES
(0.0%)
$ 1,500,000  General Electric
              Capital Corp.,
              5.60%, due
              9/1/95 (COST
              $1,500)                 1,500 (4)
                                ------------
             TOTAL INVESTMENTS
              (102.7%) (COST
              $3,590,685)         4,736,345 (5)
             Liabilities, less
              cash,
              receivables and
              other assets
              [(2.7%)]             (123,149 )
                                ------------
             TOTAL NET ASSETS
              (100.0%)          $ 4,613,196
                                ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1995

--------------------------------------------------------------------------------
          Manhattan Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                     PERCENTAGE
 1.  Micron Technology                              3.0%
 2.  Harrah's Entertainment                         2.7%
 3.  CITICORP                                       2.7%
 4.  Wells Fargo                                    2.6%
 5.  Texas Instruments                              2.3%
 6.  Motorola, Inc.                                 2.2%
 7.  United Healthcare                              2.2%
 8.  GTECH Holdings                                 2.2%
 9.  SAP AG                                         2.0%
10.  Intel Corp.                                    1.9%

                                    Market
                                   Value(1)
  Number                            (000's
of Shares                          omitted)
----------                       -------------
COMMON STOCKS (100.0%)
BUSINESS SERVICES (2.2%)
   225,000  Staples Inc.         $     5,766  (2)
   230,000  Viking Office
             Products                  8,280  (2)
                                 -------------
                                      14,046
                                 -------------
CHEMICALS (1.0%)
   114,000  Hercules Inc.              6,341
                                 -------------
COMMUNICATIONS (9.9%)
   220,000  Airtouch
             Communications            7,150  (2)
 5,720,000  Australis Media            3,354  (2)
   245,000  CIDCO Inc.                 8,575  (2)
   490,000  Comcast Corp. Class
             A Special                10,474
    35,000  Mannesmann AG ADR         11,043
   330,000  Tele-Communications,
             Inc. Class A              6,105  (2)
    82,500  Tele-Communications,
             Inc. Class A
             Liberty Media
             Group                     2,191  (2)
   130,000  Time Warner                5,476
   230,000  Vodafone Group ADR         9,631
                                 -------------
                                      63,999
                                 -------------

                                    Market
                                   Value(1)
  Number                            (000's
of Shares                          omitted)
----------                       -------------
CONSUMER GOODS & SERVICES (11.8%)
   450,000  Authentic Fitness    $     9,956
   260,000  CUC International          8,872  (2)
   185,000  Franklin Quest             4,278  (2)
   310,000  Industrie Natuzzi
             ADR                      10,850
   130,000  Jones Apparel Group        4,517  (2)
   250,000  Luxottica S.p.A.
             ADR                      11,438
   249,000  Nine West                 10,614  (2)
    90,000  Philip Morris              6,716
   465,000  Supercuts Inc.             4,447  (2)
   150,000  Timberland Co.             4,369  (2)
                                 -------------
                                      76,057
                                 -------------
DRUGS & HEALTH CARE (9.9%)
    60,000  Columbia/HCA
             Healthcare                2,820
   490,000  Coventry Corp.             9,739  (2)
   130,000  Foundation Health          4,501  (2)
   460,000  Humana Inc.                8,395  (2)
   125,000  PacifiCare Health
             Systems Class B           7,156  (2)
   110,000  R.P. Scherer               4,730  (2)
   155,000  Teva Pharmaceutical
             ADR                       5,871
   210,000  U.S. Healthcare            6,720
   335,000  United Healthcare         14,154
                                 -------------
                                      64,086
                                 -------------
ENTERTAINMENT (10.7%)
   358,000  Argosy Gaming              5,101  (2)
   200,000  Circus Circus
             Enterprises               6,550  (2)
   480,000  GTECH Holdings            13,920  (2)
   555,000  Harrah's
             Entertainment            17,691  (2)
   367,500  Players
             International             7,763  (2)
   390,000  Promus Hotel               8,044  (2)
   440,000  Showboat, Inc.            10,120
                                 -------------
                                      69,189
                                 -------------
FINANCIAL SERVICES (16.1%)
   120,000  Bankers Trust New
             York                      8,265
   300,000  Bear Stearns               6,187
   430,000  Capital One
             Financial                11,180
   265,000  CITICORP                  17,589

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1995

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                    Market
                                   Value(1)
  Number                            (000's
of Shares                          omitted)
----------                       -------------
   205,000  Finova Group           $   8,354
   225,000  First USA                 10,350
   250,000  MBNA Corp.                 8,875
   125,000  Morgan Stanley
             Group                    10,859
   220,000  Signet Banking             5,747
    90,000  Wells Fargo               16,774
                                 -------------
                                     104,180
                                 -------------
HOME BUILDERS (0.7%)
   368,000  Schuler Homes              4,370  (2)
                                 -------------
INSURANCE (8.5%)
   190,000  ACE Ltd.                   5,843
    67,500  American
             International
             Group                     5,442
   155,000  Delphi Financial
             Group                     2,790  (2)
   100,000  EXEL Ltd.                  5,500
    36,000  General Re                 5,351
   420,000  Life Partners Group        7,507
   380,000  Penncorp Financial
             Group                     8,645
   275,000  Sphere Drake
             Holdings                  4,675
   129,400  Transatlantic
             Holdings                  9,058
                                 -------------
                                      54,811
                                 -------------
PAPER (1.5%)
   565,000  Abitibi-Price              9,464
                                 -------------
RESTAURANTS (6.1%)
   320,000  Au Bon Pain                2,880  (2)
   350,000  Cheesecake Factory        10,019  (2)
   425,000  HomeTown Buffet            5,047  (2)
   395,000  IHOP Corp.                10,122  (2)
   430,000  Sonic Corp.                8,815  (2)
   404,000  Spaghetti Warehouse        2,172  (2,7)
                                 -------------
                                      39,055
                                 -------------
RETAILING (7.9%)
   220,000  Circuit City Stores        7,590
   265,000  General Nutrition         11,064  (2)
   350,000  Lechters Inc.              3,675  (2)
   305,000  Price/Costco               5,147  (2)

                                    Market
                                   Value(1)
  Number                            (000's
of Shares                          omitted)
----------                       -------------
   440,000  Revco D.S.             $   8,690(2)
   230,000  Rite Aid                   6,440
   330,000  Sports & Recreation        3,919(2)
   295,000  Tops Appliance City        1,327(2)
   180,000  Waban Inc.                 3,397(2)
                                 -------------
                                      51,249
                                 -------------
TECHNOLOGY (13.5%)
   165,000  H & R Block                6,435
   200,000  Intel Corp.               12,275
   250,000  Micron Technology         19,219
   190,000  Motorola, Inc.            14,203
    86,000  SAP AG                    13,098
   340,000  Sensormatic
             Electronics               7,140
   200,000  Texas Instruments         14,975
                                 -------------
                                      87,345
                                 -------------
TRANSPORTATION (0.2%)
    50,000  RailTex Inc.               1,075  (2)
                                 -------------
            TOTAL COMMON STOCKS
             (COST $488,468)         645,267
                                 -------------

Principal
  Amount
----------
U.S. TREASURY SECURITIES (2.2%)
$14,684,000 U.S. Treasury
             Bills, 5.27% -
             5.63%, due 9/7/95
             - 2/15/96  (COST
             $14,491)                 14,495
                                 -------------
            TOTAL INVESTMENTS
             (102.2%) (COST
             $502,959)               659,762  (5)
            Liabilities, less
             cash, receivables
             and other assets
             [(2.2%)]                (14,356  )
                                 -------------
            TOTAL NET ASSETS
             (100.0%)            $   645,406
                                 -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1995

--------------------------------------------------------------------------------
          Partners Portfolio

                     TOP TEN EQUITY HOLDINGS
     HOLDING                                     PERCENTAGE
 1.  Progressive Corp.                              2.8%
 2.  EXEL Ltd.                                      2.7%
 3.  Georgia-Pacific                                2.5%
 4.  Time Warner                                    2.5%
 5.  Comcast Corp. Class A Special                  2.4%
 6.  Revco D.S.                                     2.4%
 7.  Texas Instruments                              2.3%
 8.  W.R. Grace                                     2.1%
 9.  CITICORP                                       2.0%
10.  Columbia/HCA Healthcare                        2.0%

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      ------------
COMMON STOCKS (95.9%)
AEROSPACE (1.6%)
   425,000  Lockheed Martin     $    25,872
                                ------------
AUTOMOBILE MANUFACTURING (1.7%)
   500,000  Chrysler Corp.           26,938
                                ------------
BANKING & FINANCIAL SERVICES (8.0%)
    38,800  Bank of New York          1,688
   300,000  BankAmerica Corp.        16,950
   700,000  Capital One
             Financial               18,200
   500,000  CITICORP                 33,187
   900,000  Countrywide Credit
             Industries              19,800
   400,000  First USA                18,400
   301,000  Household
             International           16,894
   101,500  Unidanmark A/S            4,633
                                ------------
                                    129,752
                                ------------
BUILDING, CONSTRUCTION &
REFURNISHING (2.8%)
   679,600  Lennar Corp.             13,167
 1,180,000  USG Corp.                32,008 (2)
                                ------------
                                     45,175
                                ------------

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      ------------
CHEMICALS (3.8%)
   445,000  duPont              $    29,092
   500,000  W.R. Grace               33,312
                                ------------
                                     62,404
                                ------------
COMMUNICATIONS (0.9%)
   350,000  Vodafone Group ADR       14,656
                                ------------
DIVERSIFIED (5.3%)
   770,000  Harley-Davidson          21,368
   230,800  Kansas City
             Southern
             Industries              10,155
    99,700  Mannesmann AG ADR        31,455
   253,000  Monsanto Co.             24,003
                                ------------
                                     86,981
                                ------------
ELECTRONICS (3.0%)
    40,000  Advanced Micro
             Devices                  1,350
   509,000  Loral Corp.              27,867
   450,000  Raychem Corp.            19,744
                                ------------
                                     48,961
                                ------------
ENTERTAINMENT (7.2%)
   570,000  Harrah's
             Entertainment           18,169 (2)
   300,000  King World
             Productions             11,400 (2)
   900,000  Mirage Resorts           30,938 (2)
   750,300  Royal Caribbean
             Cruises                 16,225
   955,400  Time Warner              40,246
                                ------------
                                    116,978
                                ------------
FOOD & DRUG STORES (2.4%)
 1,940,000  Revco D.S.               38,315 (2)
                                ------------
FOOD & TOBACCO (4.3%)
   500,000  American Brands          21,000
   265,000  Ralston-Purina
             Group                   13,780

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      ------------
   774,280  RJR Nabisco
             Holdings            $   22,067
   500,000  Tyson Foods              12,875
                                ------------
                                     69,722
                                ------------
HEALTH CARE (5.3%)
   736,700  Alza Corp.               17,497 (2)
   350,000  Biogen, Inc.             19,162 (2)
   700,000  Columbia/HCA
             Healthcare              32,900
   925,000  Humana Inc.              16,881 (2)
                                ------------
                                     86,440
                                ------------
INDUSTRIAL GOODS & SERVICES (6.8%)
   642,500  AK Steel Holding         20,480 (2)
   125,000  Crown Cork & Seal         5,625 (2)
   500,000  Goodyear Tire &
             Rubber                  20,000
 1,700,000  LTV Corp.                26,562 (2)
 1,425,000  Owens-Illinois           19,416 (2)
   400,000  XTRA Corp.               17,700
                                ------------
                                    109,783
                                ------------
INSURANCE (9.0%)
    97,800  20th Century
             Industries               1,540 (2)
 1,091,700  Equitable Cos.           28,111
   800,000  EXEL Ltd.                44,000
   624,875  Orion Capital            26,245
 1,036,500  Progressive Corp.        45,995
                                ------------
                                    145,891
                                ------------
MEDIA (3.1%)
   519,700  American Media            3,118
 7,107,000  Australis Media           4,168 (2)
 1,800,000  Comcast Corp.
             Class A Special         38,475
   306,000  Videotron Holdings
             ADS                      4,475 (2)
                                ------------
                                     50,236
                                ------------
MINING (1.0%)
 2,800,000  Freeport-McMoRan         15,750
                                ------------

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      ------------
OIL & GAS (6.5%)
   525,000  Apache Corp.        $    15,291
   400,000  Noble Affiliates         11,050
   400,000  Occidental
             Petroleum                8,700
   635,300  Reading & Bates           7,703 (2)
   340,000  Sonat Offshore
             Drilling                11,645
   462,000  Tejas Gas                22,984 (2)
    78,200  Triton Energy             4,145 (2)
   450,000  Unocal Corp.             13,106
   600,000  YPF Sociedad
             Anonima ADS             10,575
                                ------------
                                    105,199
                                ------------
PAPER & FOREST PRODUCTS (5.5%)
   555,800  Asia Pacific
             Resources
             International            4,933 (2)
 1,036,100  Fort Howard              16,318 (2)
   450,000  Georgia-Pacific          40,500
   300,000  Louisiana Pacific         7,125
   450,000  Scott Paper              20,869
                                ------------
                                     89,745
                                ------------
PUBLISHING & BROADCASTING (1.2%)
   378,500  Gannett Co.              20,250
                                ------------
RAILROADS (0.8%)
   200,000  Burlington
             Northern                13,850
                                ------------
REAL ESTATE (6.6%)
   519,500  Beacon Properties        11,169
   415,500  Crescent Real
             Estate Equities         12,829
   285,000  Glimcher Realty
             Trust                    5,985
   467,300  Hospitality
             Properties Trust        11,682
 1,941,200  Host Marriott            22,324 (2)
   316,700  Irvine Apartment
             Communities              5,740
   106,900  Security Capital
             Pacific Trust            1,978
   360,000  Simon Property
             Group                    8,865

                                                                 August 31, 1995
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                   Market
                                  Value(1)
  Number                           (000's
of Shares                         omitted)
----------                      ------------
   376,800  Starwood Lodging
             Trust               $   10,032(2)
   423,100  Vornado Realty
             Trust                   15,708
                                ------------
                                    106,312
                                ------------
RETAILING (0.2%)
    75,000  Harcourt General          3,122
                                ------------
RETAILING & APPAREL (5.0%)
   515,000  Ann Taylor Stores         9,978 (2)
 1,750,000  Price/Costco             29,531 (2)
   400,400  Sears, Roebuck           12,963
   736,300  Stop & Shop              17,856 (2)
   400,000  Toys "R" Us              10,400 (2)
                                ------------
                                     80,728
                                ------------
TECHNOLOGY (3.9%)
   150,000  Compaq Computer           7,163 (2)
   500,000  Texas Instruments        37,437
   920,000  Western Digital          18,975 (2)
                                ------------
                                     63,575
                                ------------
            TOTAL COMMON
             STOCKS (COST
             $1,296,136)          1,556,635
                                ------------
PREFERRED STOCKS (1.1%)
 3,000,000  RJR Nabisco, Ser.
             C, Dep. Shares
             (COST $20,141)          18,000
                                ------------
WARRANTS (0.0%)
   180,000  American Media,
             Expire May 1,
             1997 (COST $0)              11 (2)
                                ------------

                                   Market
                                  Value(1)
  Number                           (000's
 of Units                         omitted)
----------                      ------------
UNITS (0.0%)
    34,000  Therapeutic
             Discovery (Each
             Unit consists of
             1 share of
             Therapeutic
             Discovery and 1
             Alza Corp.
             Warrant) (COST
             $206)              $       234 (2)
                                ------------

Principal
  Amount
----------
CONVERTIBLE BONDS (0.7%)
$9,301,205  Australis Media,
             Cv. Deb.                 6,293 (2)
 4,500,000  Apache Corp., Cv.
             Sub. Deb., 6.00%,
             due 1/15/02              5,164 (6)
                                ------------
            TOTAL CONVERTIBLE
             BONDS (COST
             $11,683)                11,457
                                ------------
U.S. TREASURY SECURITIES (1.4%)
$22,930,000 U.S. Treasury
             Bills, 5.35% -
             5.42%, due
             9/28/95 - 1/11/96
              (COST $22,635)         22,637
                                ------------
SHORT-TERM CORPORATE NOTES (0.5%)
$7,600,000  General Electric
             Capital Corp.,
             5.60%, due 9/1/95
             (COST $7,600)            7,600 (4)
                                ------------
            TOTAL INVESTMENTS
             (99.6%) (COST
             $1,358,401)          1,616,574 (5)
            Cash, receivables
             and other assets,
             less liabilities
             (0.4%)                   6,952
                                ------------
            TOTAL NET ASSETS
             (100.0%)           $ 1,623,526
                                ------------

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices.
2) Non-income producing security.
3) The following securities were held in escrow at August 31, 1995 to cover outstanding call options written:

                                    SECURITIES AND   MARKET VALUE   PREMIUM ON   MARKET VALUE
NEUBERGER&BERMAN         SHARES         OPTIONS      OF SECURITIES    OPTIONS     OF OPTIONS
                       -----------  ---------------  -------------  -----------  -------------
FOCUS PORTFOLIO            85,000       Applied       $ 8,840,000    $ 737,316    $ 2,613,750
                                       Materials
                                    October 1995 @
                                          75
GUARDIAN PORTFOLIO        465,000       Applied       $48,360,000    $4,033,554   $14,298,750
                                       Materials
                                    October 1995 @
                                          75
                          300,000   Delta Air Lines   $22,312,500    $2,095,491   $ 1,650,000
                                    October 1995 @
                                          70
                          100,000     Xerox Corp.     $12,075,000    $1,496,950   $ 1,125,000
                                    January 1996 @
                                          115

4) At cost, which approximates market value.
5) At August 31, 1995, selected Portfolio information on a Federal income tax basis was as follows:

                                                 GROSS          GROSS
                                              UNREALIZED      UNREALIZED   NET UNREALIZED
NEUBERGER&BERMAN                COST         APPRECIATION    DEPRECIATION   APPRECIATION
                           ---------------  ---------------  ------------  ---------------
FOCUS PORTFOLIO            $   674,859,000  $  311,258,000   $ 1,958,000   $  309,300,000
GENESIS PORTFOLIO              108,476,000      35,617,000     2,094,000       33,523,000
GUARDIAN PORTFOLIO           3,591,009,000   1,166,002,000    20,666,000    1,145,336,000
MANHATTAN PORTFOLIO            502,959,000     182,546,000    25,743,000      156,803,000
PARTNERS PORTFOLIO           1,360,859,000     271,322,000    15,607,000      255,715,000

6) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1995, these securities amounted to $6,795,000 or .1% of net assets for Neuberger&Berman Guardian Portfolio and $5,164,000 or .3% of net assets for Neuberger&Berman Partners Portfolio.
7) Affiliated Issuer (see Note E of Notes to Financial Statements).

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS         GENESIS
(000'S OMITTED)                                       PORTFOLIO      PORTFOLIO
                                                    ----------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $    984,159   $    141,999
          Non-controlled affiliated issuers                   --             --
                                                    ----------------------------
                                                         984,159        141,999
      Cash                                                    96            178
      Deferred organization costs (Note A)                    25              6
      Dividends and interest receivable                      946             98
      Other assets                                            11              5
      Receivable for securities sold                       5,747            389
                                                    ----------------------------
                                                         990,984        142,675
                                                    ----------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                           2,614             --
      Payable for collateral on securities loaned
        (Note A)                                           1,125             --
      Payable for securities purchased                    17,447            385
      Payable to investment manager (Note B)                 414             91
      Accrued expenses                                       211             39
                                                    ----------------------------
                                                          21,811            515
                                                    ----------------------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS                                         $    969,173   $    142,160
                                                    ----------------------------
NET ASSETS consist of:
      Paid-in capital                               $    661,355   $    108,574
      Net unrealized appreciation in value of
        investments                                      307,818         33,586
                                                    ----------------------------
NET ASSETS                                          $    969,173   $    142,160
                                                    ----------------------------
*Cost of investments:
      Unaffiliated issuers                          $    674,465   $    108,413
      Non-controlled affiliated issuers                       --             --
                                                    ----------------------------
      Total cost of investments                     $    674,465   $    108,413
                                                    ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1995
----------------------------------------------------------------------
          Equity Managers Trust

                                                      GUARDIAN       MANHATTAN      PARTNERS
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    -------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
        Unaffiliated issuers                        $  4,736,345   $    657,590   $  1,616,574
        Non-controlled affiliated issuers                     --          2,172             --
                                                    -------------------------------------------
                                                       4,736,345        659,762      1,616,574
    Cash                                                      32          1,047              6
    Deferred organization costs (Note A)                      75             28             52
    Dividends and interest receivable                      6,930            241          2,742
    Other assets                                              50              9             29
    Receivable for securities sold                        19,031          1,592         17,342
                                                    -------------------------------------------
                                                       4,762,463        662,679      1,636,745
                                                    -------------------------------------------
LIABILITIES
    Option contracts written, at market value
      (Note A)                                            17,074             --             --
    Payable for collateral on securities loaned
      (Note A)                                            68,061         14,254             --
    Payable for securities purchased                      61,722          2,583         12,439
    Payable to investment manager (Note B)                 1,692            284            663
    Accrued expenses                                         718            152            117
                                                    -------------------------------------------
                                                         149,267         17,273         13,219
                                                    -------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS                                         $  4,613,196   $    645,406   $  1,623,526
                                                    -------------------------------------------
NET ASSETS consist of:
      Paid-in capital                               $  3,476,984   $    488,603   $  1,365,353
      Net unrealized appreciation in value of
        investments                                    1,136,212        156,803        258,173
                                                    -------------------------------------------
NET ASSETS                                          $  4,613,196   $    645,406   $  1,623,526
                                                    -------------------------------------------
*Cost of investments:
      Unaffiliated issuers                          $  3,590,685   $    497,442   $  1,358,401
      Non-controlled affiliated issuers                       --          5,517             --
                                                    -------------------------------------------
      Total cost of investments                     $  3,590,685   $    502,959   $  1,358,401
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS       GENESIS
(000'S OMITTED)                                      PORTFOLIO    PORTFOLIO
                                                    ------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $   10,468   $    1,508
      Interest income                                    1,097           77
      Foreign taxes withheld (Note A)                      (14 )         --
                                                    ------------------------
        Total income                                    11,551        1,585
                                                    ------------------------
    Expenses:
      Investment management fee (Note B)                 3,758        1,135
      Accounting fees                                       10           10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   9            2
      Auditing fees                                         42           23
      Custodian fees                                       172           79
      Insurance expense                                     29            6
      Legal fees                                            12           12
      Trustees' fees and expenses                           22            8
      Miscellaneous                                          1           20
                                                    ------------------------
        Total expenses                                   4,055        1,295
      Fee waived by the investment manager (Note
        B)                                                  --          (45 )
                                                    ------------------------
        Total net expenses                               4,055        1,250
                                                    ------------------------
        Net investment income                            7,496          335
                                                    ------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
OPTION CONTRACTS WRITTEN
    Net realized gain on investments sold in
      unaffiliated issuers                              50,502        6,666
    Net realized gain on option contracts written
      (Note A)                                             230           --
    Change in net unrealized appreciation of
      investments                                      139,750       17,448
                                                    ------------------------
        Net gain on investments and option
          contracts written                            190,482       24,114
                                                    ------------------------
        Net increase in net assets resulting from
          operations                                $  197,978   $   24,449
                                                    ------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1995
----------------------------------------------------------------------
          Equity Managers Trust

                                                     GUARDIAN        MANHATTAN         PARTNERS
                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                    ---------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $   51,872     $       5,058     $    20,126
      Interest income                                   17,135               344           2,770
      Foreign taxes withheld (Note A)                     (107 )             (66)            (63 )
                                                    ---------------------------------------------
        Total income                                    68,900             5,336          22,833
                                                    ---------------------------------------------
    Expenses:
      Investment management fee (Note B)                14,274             2,832           6,830
      Accounting fees                                       10                10              10
      Amortization of deferred organization and
        initial offering expenses (Note A)                  26                10              18
      Auditing fees                                         48                46              44
      Custodian fees                                       533               178             292
      Insurance expense                                    109                23              60
      Legal fees                                            18                12              12
      Trustees' fees and expenses                           88                19              42
      Miscellaneous                                          4                --               1
                                                    ---------------------------------------------
        Total expenses                                  15,110             3,130           7,309
      Fee waived by the investment manager (Note
        B)                                                  --                --              --
                                                    ---------------------------------------------
        Total net expenses                              15,110             3,130           7,309
                                                    ---------------------------------------------
        Net investment income                           53,790             2,206          15,524
                                                    ---------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
OPTION CONTRACTS WRITTEN
    Net realized gain on investments sold in
      unaffiliated issuers                             124,066            44,742         165,254
    Net realized gain on option contracts written
      (Note A)                                             328                --              --
    Change in net unrealized appreciation of
      investments                                      627,968            85,917         109,257
                                                    ---------------------------------------------
        Net gain on investments and option
          contracts written                            752,362           130,659         274,511
                                                    ---------------------------------------------
        Net increase in net assets resulting from
          operations                                $  806,152     $     132,865     $   290,035
                                                    ---------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                               FOCUS PORTFOLIO            GENESIS PORTFOLIO
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1995          1994          1995          1994
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                 $      7,496  $      6,947  $        335  $        229
    Net realized gain on investments
      sold and option contracts written         50,732        38,653         6,666         5,489
    Change in net unrealized
      appreciation of investments              139,750        14,924        17,448           856
                                          ------------------------------------------------------
    Net increase in net assets resulting
      from operations                          197,978        60,524        24,449         6,574
                                          ------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
    Additions                                  157,842        74,559        34,636        38,613
    Reductions                                 (31,658)      (64,027)      (55,494)      (25,172)
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests       126,184        10,532       (20,858)       13,441
                                          ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          324,162        71,056         3,591        20,015
NET ASSETS:
    Beginning of year                          645,011       573,955       138,569       118,554
                                          ------------------------------------------------------
    End of year                           $    969,173  $    645,011  $    142,160  $    138,569
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                              GUARDIAN PORTFOLIO         MANHATTAN PORTFOLIO          PARTNERS PORTFOLIO
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              1995          1994          1995          1994          1995          1994
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                 $     53,790  $     34,374  $      2,206  $      2,739  $     15,524  $      9,370
    Net realized gain on investments
      sold and option contracts written        124,394        26,444        44,742        25,341       165,254        87,647
    Change in net unrealized
      appreciation of investments              627,968       136,195        85,917        (9,119)      109,257       (24,098)
                                          ----------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations                          806,152       197,013       132,865        18,961       290,035        72,919
                                          ----------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
    Additions                                1,413,464       643,507        75,821        64,429       100,895       145,614
    Reductions                                 (86,756)     (137,817)      (85,015)      (98,489)     (107,688)      (60,347)
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     1,326,708       505,690        (9,194)      (34,060)       (6,793)       85,267
                                          ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        2,132,860       702,703       123,671       (15,099)      283,242       158,186
NET ASSETS:
    Beginning of year                        2,480,336     1,777,633       521,735       536,834     1,340,284     1,182,098
                                          ----------------------------------------------------------------------------------
    End of year                           $  4,613,196  $  2,480,336  $    645,406  $    521,735  $  1,623,526  $  1,340,284
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1995

----------------------------------------------------------------------

          Equity Managers Trust
NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus," formerly Neuberger& Berman Selected Sectors Portfolio), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger& Berman Manhattan Portfolio ("Manhattan"), and Neuberger&Berman Partners Portfolio ("Partners") (collectively, the "Portfolios") are separate series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trustees of Managers Trust changed the name of Neuberger&Berman Selected Sectors Portfolio to Neuberger&Berman Focus Portfolio, effective January 1, 1995. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investments are valued as indicated in the notes following the Portfolios' schedule of investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount on short-term investments (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At August 31, 1995, the unamortized balance of such expenses amounted to $25,483, $5,616, $74,763, $28,451, and $51,827, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
8) EXPENSE ALLOCATION: The Portfolios bear all costs of operations. Expenses incurred by Managers Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where another more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option expires, is exercised or is closed, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio continues to bear the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of Option Transactions for the Year Ended August 31, 1995:

                                                                            VALUE WHEN
FOCUS                                                            NUMBER      WRITTEN
--------------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/94                                       1,300   $  229,822
CONTRACTS WRITTEN                                                     850      737,316
CONTRACTS EXPIRED                                                  (1,300)    (229,822)
CONTRACTS EXERCISED                                                     0            0
CONTRACTS CLOSED                                                        0            0
                                                               -----------------------
CONTRACTS OUTSTANDING 8/31/95                                         850   $  737,316
                                                               -----------------------

                                                                            VALUE WHEN
GUARDIAN                                                         NUMBER      WRITTEN
--------------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/94                                           0   $        0
CONTRACTS WRITTEN                                                  14,900    9,316,065
CONTRACTS EXPIRED                                                  (1,500)    (145,495)
CONTRACTS EXERCISED                                                (2,800)  (1,191,304)
CONTRACTS CLOSED                                                   (1,950)    (353,271)
                                                               -----------------------
CONTRACTS OUTSTANDING 8/31/95                                       8,650   $7,625,995
                                                               -----------------------

10) SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger&Berman, L.P. ("Neuberger"), the Portfolios' principal broker, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1995, Focus, Guardian, Manhattan, and Partners lent securities to Neuberger. At August 31, 1995, cash collateral received by Focus, Guardian, and Manhattan was equal to or in excess of 100% of the market value of the loaned securities.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement ("Agreement") dated as of August 2, 1993. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger, a member firm of The New York Stock Exchange and the sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also partners of Neuberger and/or officers and/or directors of Management.

NOTE C -- SECURITIES TRANSACTIONS:

   During the year ended August 31, 1995, there were purchase and sale transactions (excluding short-term securities and option contracts written) as follows:

                                                                  PURCHASES          SALES
-----------------------------------------------------------------------------------------------
FOCUS                                                          $   384,209,095  $   257,077,856
GENESIS                                                             48,526,111       66,075,856
GUARDIAN                                                         1,670,608,244      761,251,870
MANHATTAN                                                          234,114,169      240,387,171
PARTNERS                                                         1,336,254,587    1,308,885,496

   During the year ended August 31, 1995, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                         OTHER
                                                          NEUBERGER     BROKERS       TOTAL
----------------------------------------------------------------------------------------------
FOCUS                                                     $ 617,957   $   413,288  $ 1,031,245
GENESIS                                                     118,014        81,704      199,718
GUARDIAN                                                  2,521,523     1,229,683    3,751,206
MANHATTAN                                                   436,568       218,414      654,982
PARTNERS                                                  3,092,789     1,515,367    4,608,156

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1995, from the collateralization of securities loaned to or through Neuberger was $291,207, $1,252,190, $270,594, and $48,736, for Focus,
Guardian, Manhattan, and Partners, respectively.

NOTE D -- LINE OF CREDIT:

   At August 31, 1995, Genesis had an unsecured $10,000,000 bank line of credit with Morgan Guaranty Trust Company of New York ("Morgan") to be used only as a temporary measure for extraordinary or emergency purposes. Borrowings under this agreement bear interest at a rate based on the Morgan Bid Rate Program. For this line of credit, Genesis has been assessed a facility fee of .2% of the available line of credit. No compensating balances are required. There were no loans outstanding pursuant to this line of credit at August 31, 1995, nor has Genesis utilized the line of credit at anytime to date.

NOTE E -- MANHATTAN PORTFOLIO -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                             BALANCE OF                                           BALANCE OF
                             SHARES HELD                                          SHARES HELD      VALUE
                             AUGUST 31,     GROSS PURCHASES      GROSS SALES      AUGUST 31,    AUGUST 31,
NAME OF ISSUER:                 1994         AND ADDITIONS     AND REDUCTIONS        1995          1995
-----------------------------------------------------------------------------------------------------------
Spaghetti Warehouse             404,000                0              0              404,000     $2,172,000

*Affiliated issuers, as defined in the 1940 Act, include issuers in which the Portfolio held 5% or more of the outstanding voting securities.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                              FOCUS                             GENESIS
                                            PORTFOLIO                          PORTFOLIO
                                                      PERIOD FROM                       PERIOD FROM
                                                       AUGUST 2,                         AUGUST 2,
                                                         1993                              1993
                                    YEAR ENDED         TO AUGUST       YEAR ENDED        TO AUGUST
                                    AUGUST 31,            31,          AUGUST 31,           31,
                                  1995       1994        1993        1995      1994        1993
                                -------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                         .57%       .58%      .58%(1)       .94%(2)     .98%    1.07%(1)
                                -------------------------------------------------------------------
    Net Investment Income           1.05%      1.16%     1.46%(1)       .25%(2)     .18%     .37%(1)
                                -------------------------------------------------------------------
Portfolio Turnover Rate               36%        52%        4%           37%       63%        3%
                                -------------------------------------------------------------------
Net Assets, End of Year (in
 millions)                        $969.2     $645.0    $574.0        $142.2    $138.6    $118.6
                                -------------------------------------------------------------------

1) Annualized.

2) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                        Year Ended
                        August 31,
GENESIS                    1995
------------------------------------
Expenses                   .97%
Net Investment
Income                     .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                           GUARDIAN                        MANHATTAN
                                           PORTFOLIO                       PORTFOLIO
                                                                                      PERIOD
                                                       PERIOD                          FROM
                                                        FROM                          AUGUST
                                                      AUGUST 2,                       2, 1993
                                                        1993                            TO
                                 YEAR ENDED AUGUST    TO AUGUST      YEAR ENDED       AUGUST
                                        31,              31,         AUGUST 31,         31,
                                  1995       1994       1993       1995      1994      1993
                                -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                         .48%       .50%       .51%(1)     .59%     .59%     .59%(1)
                                -------------------------------------------------------------
    Net Investment Income           1.72%      1.66%      2.45%(1)     .42%     .53%     .55%(1)
                                -------------------------------------------------------------
Portfolio Turnover Rate               26%        24%         3%        44%       50%       3%
                                -------------------------------------------------------------
Net Assets, End of Year (in
 millions)                      $4,613.2   $2,480.3   $1,777.6     $645.4    $521.7   $536.8
                                -------------------------------------------------------------

1) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                              PARTNERS
                                             PORTFOLIO
                                                        PERIOD FROM
                                                         AUGUST 2,
                                                            1993
                                                         TO AUGUST
                                YEAR ENDED AUGUST 31,       31,
                                  1995        1994          1993
                                ------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                          .53%        .54%       .54%(1)
                                ------------------------------------
    Net Investment Income            1.13%        .75%      1.19%(1)
                                ------------------------------------
Portfolio Turnover Rate                98%         75%         8%
                                ------------------------------------
Net Assets, End of Year (in
 millions)                       $1,623.5    $1,340.3   $1,182.1
                                ------------------------------------

1) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio:

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Manhattan Portfolio, including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio as of August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1995

REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series comprising Equity Managers Trust (the "Trust"), as of August 31, 1995, the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1995, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                       Ernst & Young L.L.P.
September 29, 1995

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, L.P.
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Address correspondence to:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue, 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 M Street, NW
Washington, DC 20036-5891

INDEPENDENT ACCOUNTANTS/AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Notice to Shareholders (Unaudited)

   For Neuberger&Berman Guardian Trust 46% of the dividends distributed during the fiscal year ended August 31, 1995 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 1996 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1995 income tax returns.

Neuberger&Berman Management Inc., Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman Manhattan Trust, and Neuberger&Berman Partners Trust are service marks of Neuberger&Berman Management Inc.
-C- 1995 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD
 AND TRUSTEE

Lawrence Zicklin
 PRESIDENT AND TRUSTEE

Faith Colish
 TRUSTEE

Donald M. Cox
 TRUSTEE

Alan R. Gruber
 TRUSTEE

Howard A. Mileaf
 TRUSTEE

Edward I. O'Brien
 TRUSTEE

John T. Patterson, Jr.
 TRUSTEE

John P. Rosenthal
 TRUSTEE

Cornelius T. Ryan
 TRUSTEE

Gustave H. Shubert
 TRUSTEE

Daniel J. Sullivan
 VICE PRESIDENT

Michael J. Weiner
 VICE PRESIDENT

Richard Russell
 TREASURER

Claudia A. Brandon
 SECRETARY

Stacy Cooper-Shugrue
 ASSISTANT SECRETARY

C. Carl Randolph
 ASSISTANT SECRETARY

Neuberger&Berman Management Inc.

   605 THIRD AVENUE 2ND FLOOR
   NEW YORK, NY 10158-0180
   SHAREHOLDER SERVICES
   800.877.9700
   INSTITUTIONAL SERVICES
   800.366.6264


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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